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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 17, 1996

                           PRIME HOSPITALITY CORP.
            (Exact name of Registrant as specified in its charter)

                          COMMISSION FILE NO. 1-6869

                 DELAWARE                                       22-2640625
      (State or other jurisdiction of                          (IRS employer
      incorporation or organization)                        identification no.)

  700 ROUTE 46 EAST, FAIRFIELD, NEW JERSEY                          07004
  (address of principal executive offices)                        (zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201)882-1010



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Item 5.     Other Events

            On July 17, 1996, Prime Hospitality Corp. announced its results for the second quarter ended June 30, 1996. See Exhibit 99.1.

Item 7.     Exhibits

            99.1 Press Release, dated July 17, 1996, with respect to earnings for the second quarter ended June 30, 1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

                                           PRIME HOSPITALITY CORP.

Date:  July 17, 1996                By:  /s/ David A. Simon
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                                           David A. Simon, President and
                                           Chief Executive Officer

Date:  July 17, 1996                By:  /s/ John M. Elwood
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                                           John M. Elwood, Executive Vice
                                           President and Chief Financial Officer

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                                EXHIBIT INDEX
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Exhibit 99.1      Press Release, dated July 17, 1996, with respect to earnings for the second quarter ended June 30, 1996.